SCHEDULE 14A INFORMATION

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                          Level 3 Communications, Inc.



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

Explanatory Note:

The following information is being used by employees and officers of Level 3 Communications, Inc. (the "Company") in connection with solicitation activities for the Company's 2004 Annual Meeting of Stockholders.

                            1995 Stock Plan Proposal

                        Level 3's Compensation Philosophy

- Level 3's success is dependent on ability to attract, retain and motivate employees

-    Principles:

     -    Attract and retain the best in the industry
     - Employee ownership that aligns interests of employees with those of shareholders
     -    Employees share appropriately with investors in value created

-    Compensation plans targeted at annual and long term performance

                           Total Compensation Program

Salary:    Executives - significantly below competitive levels
           Other employees - consistent with competitive levels

Bonus:     Up to 110% of competition for above target performance
           Additional bonus opportunity tied to special initiatives and programs

Long Term:  Ownership oriented
            - 401(k) Plan - matching contribution in Level 3 shares
            - Outperform Stock Options

                        Outperform Stock Option Overview

-    Grants equal in initial value to competitors' grants of standard options

-    Four year life

-    Granted on rolling quarterly basis

-    Value only when Level 3 outperforms S&P 500 Index

-    Success multiplier for greater outperformance

- Value at exercise equal to market price minus strike price, times multiplier

               Few Companies Significantly Outperform the S&P 500


Graphic: Stacked bar graph showing percentage of companies that outperform S&P 500 at:

0% minimum annualized outperformance percentage
64% outperformed
36% underperformed

5% minimum annualized outperformance percentage
40% outperformed
60% underperformed

10% minimum annualized outperformance percentage
22% outperformed
78% underperformed

15% minimum annualized outperformance percentage
12% outperformed
88% underperformed

20% minimum annualized outperformance percentage
7% outperformed
93% underperformed

Notes:
1.  Source:  Citigroup and Level 3 analysis
2.  January 1999 to December 2003
3.  Percentages for companies remaining in S&P 500 during period

                            Outperform Stock Options

-    Outperform Stock Options

     -    Align employees' and stockholder interests

          -    Properly balance employee and stockholder returns

               -    Stockholders   receive  S&P  500  return  before   employees
                    participate

               - At maximum outperformance, stockholders receive approx 75% of extra value created

-    The program has accomplished stated objectives

          -    Average annual dilution has been approximately 0.60%

          -    Voluntary turnover below industry averages

                                Shares Available

-    Shares must be reserved assuming extreme share price appreciation

     -    Share utilization depends on LVLT and S&P 500 Index performance
     - Under one scenario (1), shares reserved cover up to 250% LVLT appreciation per year
     - Quarterly awards managed to assure shares available to cover future exercises

- Approximately 84 million shares remain of the 120 million shares authorized to date

     -    15 million utilized to settle OSOs, balance for other programs
     -    Annualized OSO dilution of approximately 0.60% ('99 thru '03)

- Approval of an incremental 80 million shares will enable company to make competitive future grants

     -    Enable grants through April 2006 at extreme share appreciation
     -    Shares never utilized unless S&P return is exceeded

Assumes:          - constant annual growth in LVLT stock
                  - average exercise period of 2.5 years
                  - OSO grants through April 2006
                  - Initial stock price as of Apr 28, 2004

                            Future Dilution from OSOs
                         For Illustrative Purposes Only

Assumptions

-    Constant annual S&P growth of 10%, S&P 500 initial price of 1,114

-    Includes shares issued for OSO grants from June 2000 through April 2006

- Dilution is defined as annual number of shares issued for OSO exercises divided by average number of shares outstanding (excludes shares issued for non OSO stock plans)

     -    Shares outstanding includes shares delivered from OSO exercises

-    Assumes each OSO is exercised on average 2.5 years from grant date

Level 3 Annual Growth                  0%          15%        25%         50%        100%
Level 3 Stock Price in Dec. '08        $3          $6         $9          $21        $81
Shares Issued for OSOs (in MM)(1)      2           14         65          110        135
Assumed Avg. Shares O/S (in MM)        681         686        705         724        742
Average Annual Dilution(2)             0.04%       0.4%       1.7%        2.8%       3.5%

(1)      Includes C-OSOs
(2)      April 2004 through June 2009

                              Ownership Guidelines

- Number of shares initially determined based on target dollar value, translated into shares based on stock price

     - Targets reviewed at least annually, updated based on changes in the composition of the executive officer group, market conditions and other relevant circumstances

-    Ownership targets:

------------------------------------- ----------------------------------- -----------------------------------
              Position                 Ownership Guidelines (In Shares)           Value (@$5/share)
------------------------------------- ----------------------------------- -----------------------------------
------------------------------------- ----------------------------------- -----------------------------------
CEO                                                            2,000,000                         $10,000,000
------------------------------------- ----------------------------------- -----------------------------------
------------------------------------- ----------------------------------- -----------------------------------
COO/Vice Chairman                                                500,000                          $2,500,000
------------------------------------- ----------------------------------- -----------------------------------
------------------------------------- ----------------------------------- -----------------------------------
EVPs/CFO                                                         200,000                          $1,000,000
------------------------------------- ----------------------------------- -----------------------------------
------------------------------------- ----------------------------------- -----------------------------------
Controller                                                       100,000                            $500,000
------------------------------------- ----------------------------------- -----------------------------------
------------------------------------- ----------------------------------- -----------------------------------
Directors                                                         50,000                            $250,000
------------------------------------- ----------------------------------- -----------------------------------

Definition of owned shares includes: Stock held outright by executive, spouse and minor children, stock held in trust for benefit of executive, spouse and minor children, shares in 401(k) or retirement plan. If executive's ownership position does not meet guidelines, 25% of after-tax OSO exercises should be held until compliance is achieved. Failure to comply with guidelines is significant factor considered in future bonus and LTI awards.